ING PARTNERS, INC.

ING Oppenheimer Global Strategic Income Portfolio

(the “Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2010

(each a “Prospectus” and collectively “Prospectuses”)

1.	Effective October 6, 2010, Sara J. Zervos was added as a co-portfolio manager for the Portfolio. The Portfolio’s Prospectuses are revised as follows:

a.	Effective immediately, the section entitled “Portfolio Management” in the summary section of the Portfolio’s Prospectuses, is deleted in its entirety and replaced with the following:

Investment Adviser	Sub-Adviser
Directed Services LLC	OppenheimerFunds, Inc.
Portfolio Managers
Arthur Steinmetz	Krisha Memani
Portfolio Manager (since 11/04)	Portfolio Manager (since 04/09)
Joseph Welsh	Caleb Wong
Portfolio Manager (since 04/09)	Portfolio Manager (since 04/09)
Sara J. Zervos
Portfolio Manager (since 10/10)

b.	The section entitled “Management of the Portfolios – ING OppenheimerFunds, Inc.” of the Portfolio’s Prospectuses is amended to include the following after the last paragraph:

Sara J. Zervos has been a Vice President of Oppenheimer since April 2008 and the Director of International Research for the Oppenheimer’s Global Debt Team since June 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

2.

On September 30, 2010, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from OppenheimerFunds, Inc. to ING Investment Management Co. (“ING IM”), changes to the Portfolio’s name, investment objective, principal investment strategies and fee structure effective January 21, 2011. Effective at close of business on or about January 21, 2011, ING IM will begin managing the Portfolio under an interim sub-advisory agreement until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement. Additionally, the Board also approved adding ING Investment Management Advisors, B.V. (“IIM B.V.”) and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as additional sub-advisers to the Portfolio. The proposals to change the Portfolio’s sub-adviser and add additional sub-advisers require approval by the Portfolio’s shareholders. A proxy statement detailing the proposals is expected to be mailed to shareholders on or about April 26, 2011 and a shareholder meeting is scheduled to be held on or about June

7, 2011. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval is obtained new sub-advisory agreements with ING IM, IIM B.V. and IIM Asia Pacific will be effective on or about June 7, 2011. The Portfolio may engage in transition management techniques prior to January 21, 2011 during which time the Portfolio may not pursue it current investment strategies.

Effective on or about January 21, 2011, the Portfolio’s Prospectuses will be revised as follows:

a.	All references to “ING Oppenheimer Global Strategic Income Portfolio” are hereby deleted and replaced with “ING Global Bond Portfolio.”

b.	The section entitled “Investment Objective” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through a combination of current income and capital appreciation.

c.	The last sentence of the first paragraph in the section entitled “Fees and Expenses of the Portfolio” in the summary section of the Portfolio’s Prospectuses is herby deleted in its entirety.

d.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the summary section of the Portfolio’s Class ADV and Class S Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

		ADV	S
Class
Management Fees	%	0.50	0.50
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.09	0.09
Acquired Fund Fees & Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.20	0.95
Waivers and Reimbursements [3]	%	(0.17)	(0.17)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.03	0.78

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[3]

The adviser is contractually obligated to limit expenses to 1.04% and 0.79% for Class ADV and Class S shares, respectively, through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2012. Last, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2012. Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is (0.02)%. There is no guarantee that these management fee waivers will continue after May 1, 2012. These management fee waivers will continue only if the adviser elects to renew them.

e.

The table in the section entitled “Fees and Expenses of the Portfolio – Expense Examples” of the summary section of the Portfolio’s Class ADV and Class S Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$105	364	643	1,440
S	$80	286	509	1,151

f.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the summary section of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

		I
Class
Management Fee	%	0.50
Distribution and/or Shareholder Service (12b-1) Fees	%	-
Administrative Services Fee	%	0.10
Other Expenses	%	0.09
Acquired Portfolio Fees & Expenses	%	0.01
Total Annual Fund Operating Expenses[2]	%	0.70
Waivers and Reimbursements [3]	%	(0.17)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.53

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[3]

The adviser is contractually obligated to limit expenses to 0.54% for Class I shares through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2012. Last, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2012. Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is (0.02)%. There is no guarantee that these management fee waivers will continue after May 1, 2012. These management fee waivers will continue only if the adviser elects to renew them.

g.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the summary section of the Portfolio’s Class I Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$54	207	373	855

h.

The table and accompanying footnotes in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the summary section of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses1, 2

Expenses you pay each year as a % of the value of your investment

		S2
Class
Management Fee	%	0.50
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50
Administrative Services Fee	%	0.10
Other Expenses	%	0.09
Acquired Fund Fees & Expenses	%	0.01
Total Annual Portfolio Operating Expenses[3]	%	1.20
Waivers and Reimbursements [4]	%	(0.27)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.93

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]	Based on Class I shares’ expenses adjusted for contractual differences.
[3]

Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[4]

The adviser is contractually obligated to limit expenses to 0.94% for Class S2 shares through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2012. Also, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2012. Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is (0.02)%. There is no guarantee that these management fee waivers will continue after May 1, 2012. These management fee waivers will continue only if the adviser elects to renew them. Last, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2011. There is no guarantee that the distribution fee waiver will continue after May 1, 2011. The distribution fee waiver will continue only if the distributor elects to renew it.

i.

The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the summary section of the Portfolio’s Class S2 Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$95	354	634	1,431

j.	The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINICIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Portfolio may hedge its exposure to securities denominated in foreign currencies. The Portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the Investment Company Act of 1940, and the rules, regulations and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (as least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies.

The Portfolio may also invest up to 5% of its assets in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Portfolio may invest a portion of its assets in high-yield debt securities rated below investment grade, the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Portfolio will generally range between two and nine years.

The Portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps and credit default swaps), and options, among others, to seek to enhance return, to seek to hedge some of the risks of its investments in fixed-income securities or as a substitute for a position in an underlying asset. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, and regulations and exemptive orders thereunder (“1940 Act”).

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

k.	The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to add the following risks:

Investment Model. The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Leverage. Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk.

l.

The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to delete the risks entitled “Focused Investing,” “Market Capitalization,” “U.S Government Securities and Obligations” and “Zero-Coupon and Pay-in-Kind” in their entirety.

m.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co.
Portfolio Managers
Christopher Diaz	Michael Mata
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)

n.	The section entitled “More Information About the Portfolios – Additional Information About the Portfolios’ Risks” of the Portfolio’s Prospectuses is hereby amended to add the following risks:

Investment Model. The sub-adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

o.

The fourth, fifth, sixth, seventh and eighth paragraphs of the section entitled “Management of the Portfolios – OppenheimerFunds, Inc.” of the Portfolio’s Prospectuses are hereby deleted in their entirety.

p.	The following sub-section is added to the section entitled “Management of the Portfolios” of the Portfolio’s Prospectuses:

ING Global Bond Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2010, ING IM managed approximately $57.5 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Portfolio.

Christopher Diaz, Portfolio Manager, has been with ING IM since 2000 and heads the Global Rates group for ING IM. Mr. Diaz is primarily responsible for the global sovereign debt and derivative component of ING IM’s institutional, mutual fund and proprietary portfolios. Prior to joining ING IM, Mr. Diaz was a fixed-income portfolio analyst for SunTrust Equitable Securities Corporation.

Michael Mata, Portfolio Manager, has been with ING IM since 2004, and is Head of Quantitative Research and Portfolio Analytics for the ING IM fixed-income group, responsible for the design and development of quantitative models and their application in the portfolio construction process. He joined ING IM from Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser
January 21, 2011	ING Global Bond Portfolio*	ING Investment Management Co.
Since Inception	ING Oppenheimer Global Strategic Income Portfolio	OppenheimerFunds, Inc.
*	Name change, change in sub-adviser, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

Subject to shareholder approval of the proposal to add two additional sub-advisers to the Portfolio, effective on or about June 7, 2011 the Portfolio’s Prospectuses are revised as follows:

q.

The section entitled “Management of the Portfolios – ING Global Bond Portfolio – ING Investment Management Co.” of the Portfolio’s Prospectuses is amended to add the following paragraphs immediately following the first paragraph and before the description of the Portfolio’s portfolio managers:

DSL may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the affiliates investment management authority if DSL believes that doing so would benefit the Portfolio. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors, B.V., (“IIM B.V.”) is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. As of September 30, 2010, IIM B.V. had approximately 2.2 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of September 30, 2010, had approximately 212 billion in assets under management.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. As of September 30, 2010, IIM Asia Pacific, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $2.6 million in assets.

ING IM will initially manage ING Global Bond Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or IIM Asia Pacific for management, and may change the allocation of the Portfolio’s asset among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

           PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING PARTNERS, INC.

ING Oppenheimer Global Strategic Income Portfolio

(the “Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class, Initial Class, Service Class and Service 2 Class Statement of

Additional Information (“SAI”) dated April 30, 2010

1.	Effective October 6, 2010, Sara J. Zervos was added as a co-portfolio manager for ING Oppenheimer Strategic Income Portfolio. Effective immediately the Portfolio’s SAI is hereby revised as follows:

a.

The table entitled “Other Accounts Managed” in the section entitled “Other Information About Portfolio Managers – ING Oppenheimer Global Strategic Income Portfolio” is hereby amended to add the following:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sara J. Zervos[1]	2	$13,380	0	$0	0	$0
1.	As of September 30, 2010.

b.

The section entitled “Other Information About Portfolio Managers – ING Oppenheimer Global Strategic Income Portfolio – Portfolio Manager Ownership of Securities” found on page 99 of the Portfolio’s SAI is amended to add the following:

Portfolio Manager	Dollar Range of Fund Shares Owned
Sara J. Zervos[1]	None
(1)As of September 30, 2010.

2.

On September 30, 2010, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from OppenheimerFunds, Inc. to ING Investment Management Co. (“ING IM”), changes to the Portfolio’s name, investment objective, principal investment strategies and fee structure effective January 21, 2011. Effective at close of business on or about January 21, 2011, ING IM will begin managing the Portfolio under an interim sub-advisory agreement until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement. Additionally, the Board also approved adding ING Investment Management Advisors, B.V. (“IIM B.V.”) and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as additional sub-advisers to the Portfolio. The proposals to change the Portfolio’s sub-adviser and add additional sub-advisers require approval by the Portfolio’s shareholders. A proxy statement detailing the proposals is expected to be mailed to shareholders on or about April 26, 2011 and a shareholder meeting is scheduled to be held on or about June 7, 2011. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval is obtained the new permanent sub-advisory agreement with ING IM as well as sub-advisory agreements with IIM B.V. and IIM Asia Pacific will be effective on or about June 7, 2011. The Portfolio may engage in transition management techniques prior to January 21, 2011 during which time the Portfolio may not pursue it current investment strategies.

Effective on or about January 21, 2011, the Portfolio’s SAI will be revised as follows:

a.	All references to “ING Oppenheimer Global Strategic Income Portfolio” are hereby deleted and replaced with “ING Global Bond Portfolio” and “ING Global Bond,” respectively.

b.

The heading entitled “Non-Fundamental Investment Policies - With respect to ING American Century Small-Mid Cap Value, ING JPMorgan Mid Cap Value, ING Oppenheimer Global Strategic Income, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income only:” found on page 5 of the Portfolio’s SAI is revised as follows:

With respect to ING American Century Small-Mid Cap Value, ING JPMorgan Mid Cap Value, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income only:

c.

The heading entitled “Non-Fundamental Investment Policies – With respect to ING Oppenheimer Global Strategic Income only:” found on page 6 of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

With respect to ING Global Bond only:

The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

d.

The heading entitled “Non-Fundamental Investment Policies – With respect to ING Oppenheimer Global Strategic Income and ING Pioneer High Yield only:” found on page 7 of the Portfolio’s SAI is revised as follows:

With respect to ING Pioneer High Yield only:

e.

The table in the section entitled “Adviser – Advisory Fees” beginning on page 78 of the Portfolio’s SAI is amended to delete and replace the information with respect to ING Oppenheimer Global Strategic Income with the following:

Portfolio	Advisory Fee
ING Global Bond(2)(3)

0.50% on the first $4 billion of the Portfolio’s average daily net assets;

0.475% on the next $1 billion of the Portfolio’s average daily net assets;

0.45% on the next $1 billion of the Portfolio’s average daily net assets; and

0.43% on the Portfolio’s average daily net assets in excess of $6 billion.

2

f.	Footnote No. 2 to the table entitled “Advisory Fees” on page 79 of the Portfolio’s SAI is hereby amended to add the following:

(2)

Pursuant to a waiver, DSL has agreed to lower the advisory fee for ING Global Bond Portfolio so that advisory fee payable to DSL will be waived in the amount equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reduction for the period from January 21, 2011 through May 1, 2012.

g.	Footnote No. 3 to the table entitled “Advisory Fees” on page 79 of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

(3)

The Adviser is contractually obligated to waive a portion of the advisory fee for the Portfolio through May 1, 2012 such that the net advisory fee is 0.40% through May 1, 2012. There is no guarantee that the management fee waiver will continue after May 1, 2012. The management fee waiver will continue only if the adviser elects to renew it.

h.

The table in the section entitled “Sub-Advisers” beginning on page 80 of the Portfolio’s SAI is amended to delete and replace the information with respect to ING Oppenheimer Global Strategic Income Portfolio with the following:

Portfolio	Sub-Advisory Fee
ING Global Bond Fund (3)

ING Investment Management Co.

0.225% on the first $4 billion of the Portfolio’s average daily net assets;

0.21375% on the next $1 billion of the Portfolio’s average daily net assets;

0.2025% on the next $1 billion of the Portfolio’s average daily net assets; and

0.1935% on the Portfolio’s average daily net assets in excess of $6 billion.

i.	Footnote No. 3 to the table entitled “Sub-Advisers” found on page 82 of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

(3)

The Sub-Adviser is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2012 such that the net sub-advisory fee is 0.18%. There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2012. The sub-advisory fee waiver will continue only if the sub-adviser elects to renew it.

j.	The table in the section entitled “Expense Limitation Agreements” on page 116 of the Portfolio’s SAI is hereby amended to add the following:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING Global Bond	1.04%	0.54%	0.79%	0.94%

k.

The first sentence in the second paragraph following the table in the section entitled “Expense Limitation Agreements” on page 116 of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

The expense limitation agreement provides that the expense limitations shall continue until May 1, 2011 for each Portfolio, with the exception of ING Global Bond Portfolio, for which the expense limitations shall continue until May 1, 2012.

l.

The table in the section entitled “Administrator” beginning on page 117 of the Portfolio’s SAI is hereby amended to delete and replace the information with respect to ING Oppenheimer Global Strategic Income with the following:

Portfolio	Fee (as a percentage of average net assets)	Fee received by IFS (in dollars) (2009)	Fee received by IFS (in dollars) (2008)	Fee received by IFS (in dollars) (2007)
ING Global Bond[1]	0.10%	$219,836	$221,375	$269,132

1 The amounts paid to the Administrator for the fiscal years ended 2007, 2008 and 2009 are based on a different Administrative Services Fees’ schedule.

m.

The section entitled “Other Information About Portfolio Managers – Oppenheimer Global Strategic Income Portfolio” beginning on page 98 of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING Global Bond Portfolio

Sub-Adviser - ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2010:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Christopher Diaz	11	$701,825,952	0	$0	0	$0
Michael Mata	4	$4,138,809,380	16	$2,758,648,018	42	$11,532,392,145

* None of these accounts have and advisory fee based on performance.

3

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

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A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structures of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

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Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Christopher Diaz	None
Michael Mata	None

Subject to shareholder approval of the proposal to add two additional sub-advisers to the Portfolio, effective on or about June 7, 2011, the Portfolio’s SAI is revised as follows:

n.	The section entitled “Sub-Advisers” beginning on page 79 of the Portfolio’s SAI is amended to add the following paragraphs immediately following the first paragraph:

Effective on or abut June 7, 2011, on behalf of ING Global Bond Portfolio, DSL entered into sub-advisory agreements with ING Investment Management Advisors, B.V. (“IIMA”) and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”). Pursuant to the sub-advisory agreements, DSL may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and DSL may grant the sub-advisers investment management authority and the authority to buy and sell securities if DSL believes it would be beneficial to the Portfolio (discretionary services), DSL, and not ING Global Bond Portfolio, pays the sub-advisers. IIM BV and IIM Asia Pacific are each a registered investment adviser, an affiliate of DSL and an indirect wholly-owned subsidiary of ING Groep.

ING IM will initially manage ING Global Bond Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or ING Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Subsequent inflows and outflows would also be allocated among the sub-advisers in DSL’s discretion. Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Portfolio’s average daily net assets it manages as described below.

o.

The table in the section entitled “Sub-Advisers” beginning on page 80 of the Portfolio’s SAI is amended to delete and replace the information with respect to ING Global Bond Portfolio with the following:

Portfolio	Sub-Advisory Fee
ING Global Bond Fund (3)

ING Investment Management Co.

0.225% on the first $4 billion of the Portfolio’s average daily net assets;

0.21375% on the next $1 billion of the Portfolio’s average daily net assets;

0.2025% on the next $1 billion of the Portfolio’s average daily net assets; and

0.1935% on the Portfolio’s average daily net assets in excess of $6 billion.

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Portfolio	Sub-Advisory Fee

ING Investment management Advisors, B.V.

0.225% on the first $4 billion of the Portfolio’s average daily net assets;

0.21375% on the next $1 billion of the Portfolio’s average daily net assets;

0.2025% on the next $1 billion of the Portfolio’s average daily net assets; and

0.1935% on the Portfolio’s average daily net assets in excess of $6 billion.

ING Investment Management Asia/Pacific (Hong Kong) Limited

0.225% on the first $4 billion of the Portfolio’s average daily net assets;

0.21375% on the next $1 billion of the Portfolio’s average daily net assets;

0.2025% on the next $1 billion of the Portfolio’s average daily net assets; and

0.1935% on the Portfolio’s average daily net assets in excess of $6 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE RFERENCE

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